Income taxes - Components of deferred income tax assets and liabilities (Details) - USD ($) $ in Thousands	Dec. 31, 2024	Dec. 31, 2023
Deferred income tax assets:
Net operating loss carry-forward	$ 681	$ 538
Less: Valuation allowance	(681)	(538)
Total deferred income tax assets		0
Deferred tax liabilities
Intangible assets	223	5
Property, plant and equipment	4,780	5,026
Interest income	12	12
Total deferred tax liabilities	$ 5,015	$ 5,043